Summary Prospectus Supplement dated January 14, 2011
The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Small-Mid Special Value Fund
As of the close of business on February 14, 2011, the Fund will limit public sales of its shares to certain investors. Please see the “Other Information — Limited Fund Offering” section of the statutory Prospectus for further information.